STATUTORY DECLARATION

RESPECTING THE AGENT AUTHORIZATION

FOR THE PURCHASE OF MINERAL TITLES ONLINE

I, Vernon Samaroo, the sole director and officer of Southridge Exploration Inc. (the "Company"), Free Miner Client No. 146957, hereby attest and affirm that I have granted authorization to Larry R.W. Sostad, Free Miner Client No. 125300, to function as the Company's agent in Mineral Titles Online. This authorization applies to all business registrations applicable to mineral and placer titles.

I confirm that I fully understand that this authorization allows the Company's agent named above to act fully on the Company's behalf in acquiring, maintaining, transferring, or disposing of mineral or placer titles, and all registrations carried out by the Company's agent shall be binding upon the Company for the purpose of the Mineral Titles Online registry.

I further attest that under my instruction, this authorization to the Company's above-named agent was entered into Mineral Titles Online on the Company's behalf by Christy Cattermole or Rose Gallati or Meg Tennant, an employee of the Government of the Province of British Columbia. And the Company hereby agrees to indemnify and save harmless this employee and the Government of the Province of British Columbia against any loss or damage sustained by the Company arising from the registrations carried out on the Company's behalf by the Company's above-named agent.

DECLARED before me at Edmonton)
in the Province of Alberta this 16th day of)
March, 2005.)

A Notary Public in and for the Province of Alberta)

Vernon Samaroo

VERNE KARASICK
Barrister, Solicitor
Notary Public, Alta.

GA1599 BRITISH COLUMBIA REVENUE MANAGEMENT SYSTEM
GST# R107864738 TRANSACTION RECEIPT PAGE 1

MARCH 18, 2005 14:57 TRANSACTION ID: 1000005 SC96681
00029 MINERAL TITLES - VANCOUVER

			ITEM PRICE	QUANT	AMOUNT
0584 MTB MINERAL WORK FEES	FEE		20.00	1	20.00
REFERENCE: RECORD NUMBER 4023041					
			TRANSACTION TOTAL		20.00
LARRY SOSTAD		0.000	CASH		20.00
			TOTAL PAYMENT		20.00
			CHANGE		0.00

AUTHORIZATION NUMBER: 20001090

FOR MORE INFORMATION ON GOVERNMENT AGENT SERVICES
VISIT OUR WEB SITE AT WWW.GOVERNMENTAGENTS.GOV.BC.CA

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Mineral Claim Exploration and Development Work/Expiry Date Change

Confirmation

Recorder: LARRY RALPH W. SOSTAD (125300)

Submitter: LARRY RALPH W. SOSTAD (125300)

Recorded: 2005/MAR/18

Effective: 2005/MAR/18

D/E Date: 2005/MAR/18

Event Number: 4023041

Tenure #	Claim Name/Property	Issue Date	Good To Date	New Good To Date	# of Days For-ward	Area in Ha	Work Value Due	Sub-mission Fee
409257	HILLTOP 1	2004/MAR/20	2005/MAR/20	2006/MAR/20	365	25.00	$ 100.00	$ 10.00
409258	HILLTOP 2	2004/MAR/20	2005/MAR/20	2006/MAR/20	365	25.00	$ 100.00	$ 10.00

Total required work value: $ 200.00

PAC name:
Debited PAC amount: $ 0.00
Credited PAC amount: $ 100.00

Total Submission Fees: $ 20.00

Total Paid: $ 20.00

The event was successfully saved.

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Mineral Claim Exploration and Development Work/Expiry Date Change

- Select Input Method
- Select/Input Tenures
- Data Input Form
- Review Form Data
- Process Payment
- Print Confirmation

- Main Menu
- Search Tenures
- View Mineral Tenures
- View Placer Tenures

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Mineral Claim Exploration and Development Work/Expiry Date Change

Review Form Data

Recorder: LARRY RALPH W. SOSTAD (125300)
Submitter: LARRY RALPH W. SOSTAD (125300)

Recorded: 2005/MAR/18
Effective: 2005/MAR/18

D/E Date: 2005/MAR/18

Work Start Date: 2004/AUG/22
Work Stop Date: 2004/AUG/23

Total Value of Work: $ 300.00
Mine Permit No:

Work Type: Physical Work
Physical Items: Trench or open-cut work

Summary of the work value:

Tenure #	Claim Name/Property	Issue Date	Good To Date	New Good To Date	# of Days For-ward	Area in Ha	Work Value Due	Sub-mission Fee
409257	HILLTOP 1	2004/MAR/20	2005/MAR/20	2006/MAR/20	365	25.00	$ 100.00	$ 10.00
409258	HILLTOP 2	2004/MAR/20	2005/MAR/20	2006/MAR/20	365	25.00	$ 100.00	$ 10.00

Total required work value: $ 200.00

PAC name:
Debited PAC amount: $ 0.00
Credited PAC amount: $ 100.00

Total Submission Fees: $ 20.00

Total to Pay: $ 20.00

HILLTOP 2 POST CLAIMS


N
HILLTOP 2
TEN Nº 409258
"A"
TRENCH
HILLTOP 1
TEN Nº 409257
KAMLOOPS LAKE

"A" TRENCH

3 METRES LONG, 2 METRES WIDE, 1 METRE D[illegible]

BLAST HOLES FOR 40% FORCITE
POWDER INSTALLED WITH ALUMINIUM
ROD BY HAND. (NO MECHANIZED
EQUIPMENT) SAMPLES TAKEN
"A" TRENCH FLAGGED WITH ORANGE FLAGGING

[signature]

409257-258, March 18, 2005



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